Exhibit 4

ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS#

COMMON STOCK

PAR VALUE $0.01

COMMON STOCK

Certificate Number

ZQ00000000

Shares

000000

WHITING

WHITING PETROLEUM CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 966387 50 8

THIS CERTIFIES THAT

MR. SAMPLE & MRS. SAMPLE &
MR. SAMPLE & MRS. SAMPLE

is the owner of

***ZERO HUNDRED THOUSAND
ZERO HUNDRED AND ZERO***

THIS CERTIFICATE IS TRANSFERABLE IN CITIES DESIGNATED BY THE TRANSFER AGENT, AVAILABLE ONLINE AT www.computershare.com

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Whiting Petroleum Corporation transferable on the books of the Corporation by the holder hereof in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile signatures of the duly authorized officers of the Corporation.

Bradley J. Holly

President

Secretary

Whiting Petroleum Corporation SEAL July 18, 2003 DELAWARE

DATED DD-MMM-YYYY

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR,

By

AUTHORIZED SIGNATURE

SECURITY INSTRUCTIONS ON REVERSE

1234567

WHITING

PO BOX 43004, Providence, RI 02940-3004

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4

CUSIP			XXXXXX XX X
Holder ID			XXXXXXXXXX
Insurance Value			1,000,000.00
Number of Shares			123456
DTC	12345678		123456789012345
Certificate Numbers	Num/No.	Denom.	Total
1234567890/1234567890	1	1	1
1234567890/1234567890	2	2	2
1234567890/1234567890	3	3	3
1234567890/1234567890	4	4	4
1234567890/1234567890	5	5	5
1234567890/1234567890	6	6	6
Total Transaction			7

WHITING PETROLEUM CORPORATION

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM - as tenants in common		UNIF GIFT MIN ACT -	..................................................................Custodian.......................................................
(Cust) (Minor)
TEN ENT	- as tenants by the entireties		under Uniform Gifts to Minors Act.................................................................................
(State)
JT TEN	- as joint tenants with right of survivorship	UNIF TRF MIN ACT -	...........................................................Custodian (until age ............................................)
	and not as tenants in common		(Cust)
...............................................under Uniform Transfers to Minors Act...........................
(Minor) (State)
Additional abbreviations may also be used though not in the above list.

The Corporation will furnish without charge to each stockholder upon request a copy of the full text of the powers, designations, preferences and relative, participating, optional or other special rights of the shares of each class of stock (and any series thereof) authorized to be issued by the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights, all as set forth in the Corporation’s Restated Certificate of Incorporation and any amendments thereto filed with the Secretary of State of the State of Delaware.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
FOR VALUE RECEIVED, hereby sell, assign and transfer unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:	20

Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

Signature:

Signature:
Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.